VANGUARD HORIZON FUND--CAPITAL OPPORTUNITY PORTFOLIO
                              PROSPECTUS SUPPLEMENT

                                  JULY 1, 1998


The following information supplements the Investment Adviser section, which appears on pages 25-26 of the prospectus:

 Joel P. Fried, Senior Vice President of PRIMECAP Management Company, and F. Jack Liebau Jr., Vice President of PRIMECAP Management Company, each manage a portion of the Portfolio's assets, along with existing managers Howard B. Schow and Theofanis A. Kolokotrones. Messrs. Fried and Liebau have each been associated with PRIMECAP since 1986.

                                                                            PS69